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                                                         RIVERSOURCE(SM) [LOGO]
                                                               INVESTMENTS

PROSPECTUS SUPPLEMENT DATED OCT. 1, 2006<F*>

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FUND NAME                                                            FORM #
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RiverSource(SM) Aggressive Growth Fund (July 28, 2006)             S-6260-99 G
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The Investment Manager subsection of the Fund Management and Compensation section is revised as follows:

TURNER

Turner, which has served as subadviser to the Fund since April 2003, is located at 1205 Westlakes Drive, Suite 100, Berwyn, Pennsylvania. Turner, subject to the supervision of RiverSource Investments, provides day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information under a Subadvisory Agreement with RiverSource Investments. The portfolio managers on the committee responsible for the day-to-day management of the portion of the Fund allocated to Turner, led by Christopher K. McHugh, include:

o Christopher K. McHugh, Vice President and Senior Portfolio Manager. Mr. McHugh joined Turner Investment Partners in 1990, and has 20 years of investment experience. Prior to 1990, he was a performance specialist with Provident Capital Management. He received a BS degree from Philadelphia University in accounting and an MBA in finance from St. Joseph's University.

o Tara R. Hedlund, CFA, CPA, Security Analyst/Portfolio Manager and Principal. Ms. Hedlund joined Turner Investment Partners in 2000, and has 11 years of investment experience. Prior to 2000, she was an audit engagement senior at Arthur Andersen LLP. She received a BS degree from Villanova University in accounting. She is a member of PICPA and AICPA and a regular member of the CFA Institute and the CFA Society of Philadelphia.

o Jason D. Schrotberger, CFA, Security Analyst/Portfolio Manager and Principal. Mr. Schrotberger joined Turner Investment Partners in 2001 and has 12 years of investment experience. Prior to 2001, he was an investment analyst at BlackRock Financial Management. He received a BA degree from Denison University in economics and an MBA in finance from the University of Illinois. He is a regular member of the CFA Institute and the CFA Society of Philadelphia.

The rest of this section remains unchanged.

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S-6260-1 A (10/06)
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<F*>Valid until next prospectus update.
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